                                                                EXHIBIT 10.26

                       NOMURA ASSET CAPITAL CORPORATION
                            MORTGAGE FUNDING PROGRAM

                          FINANCING FACILITY AGREEMENT

                             DATED: MARCH 21, 1994

                                    BETWEEN

                NOMURA ASSET CAPITAL CORPORATION, AS THE LENDER

                                      AND

                     FIRST FINANCIAL CARIBBEAN CORPORATION,

                                      AND

                  DORAL MORTGAGE CORPORATION, EACH A BORROWER


The Lender has agreed to establish for the benefit of each Borrower a Mortgage Loan Financing Facility (the "Financing Facility") upon the terms set forth herein. Capitalized terms used but not defined herein have meanings set forth in the Pledge Agreement, dated the date hereof, between the Borrower and Lender (the "Pledge Agreement"). As used herein, the term "Borrower" shall mean First Financial Caribbean Corporation ("FFCC") if FFCC is the Borrower under an Advance hereunder or Doral Mortgage Corporation ("DMC") if DMC is the Borrower under an Advance hereunder.

1. Financing Facility. The Borrower shall have the right to request from time to time that the Lender make loans to the Borrower secured by mortgage loans (each, an "Advance" and, collectively, the "Advances"). The Lender shall consider each such request and make such Advances as the Lender in its sole discretion determines, provided that the Lender shall not be obligated to make any Advance pursuant to this Agreement. Each Advance shall be evidenced by a master promissory note duly executed by the Borrower (the "Promissory Note") and the related Notice of Advance in the form attached hereto ("Notice of Advance"). The principal amount of the Promissory Note shall be the aggregate principal amount of the Advances that may be outstanding at any one time (the "Maximum Loan Amount"). Interest on the Promissory Note shall be payable only for the periods during which the Advances evidenced thereby are outstanding, and the Promissory Note shall be enforceable only to the extent of the unpaid aggregate principal amount of the Advances then outstanding, plus accrued and unpaid interest thereon and any other amounts due thereunder.

2. Advances. The Borrower shall request each Advance by notifying the Lender in writing of the principal amount, specified term and funding date of the proposed Advance. The Lender may in its sole discretion notify the Borrower that it is willing to make an Advance, specifying the terms including the interest rate per annum (the "Quoted Rate") on the proposed Advance. Within one (1) hour of receipt of such notice, if the Borrower elects to borrow the Advance, the Borrower shall notify the Lender by fully executing and delivering to the Lender a Notice of Advance. On the date specified in the Notice of Advance, the Lender will make its Advance to the Borrower upon the satisfaction of the conditions precedent to such Advance set forth in Section 4 hereof. Promptly thereafter, the Lender will send to the Borrower a written confirmation of such Advance (each, a "Confirmation"), and the Borrower's acceptance of the related proceeds shall constitute the Borrower's agreement to the terms of such Confirmation. Such Confirmation may be termed a "Repo Confirmation", but for purposes hereof the term "Repo", when used in any such Confirmation, shall be deemed to mean "Advance." Upon each disbursement of funds by the Lender pursuant to a Notice of Advance, the Borrower shall have effected a borrowing from the Lender hereunder and shall be obligated to repay to the Lender, on the date specified in the Notice of Advance in United States dollars and in same day funds, the principal amount thereof plus interest thereon, all in accordance with the terms of this Agreement, the Promissory Note and the Notice of Advance. In taking any action pursuant to the Facility Documents, the Lender may conclusively rely upon, and shall incur no liability to the Borrower in acting upon, any request or other communication that the Lender believes to have been given or made by a person authorized to borrow on the Borrower's behalf, whether or not such person is listed on the certificate delivered pursuant to
Section 4.1.4 hereof.

3. Representations, Warranties and Covenants. The Borrower hereby represents, warrants and covenants as follows:

         3.1 The Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Borrower's principal place of business, and the Borrower is in compliance with applicable law.

         3.2. The Borrower is an approved seller/servicer or issuer in good standing with each Agency to which Agency Mortgage Loans will be submitted.

         3.3. The Borrower's execution, delivery and performance of the Facility Documents are within the Borrower's charter and corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or bylaws or any rule, regulation or other law or contractual restriction affecting the Borrower or the Borrower's property.

         3.4 Other than the necessary filings with the Agencies regarding the Collateral (to the extent that the Collateral includes Agency Mortgage Loans), no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the Borrower's due execution, delivery and performance of the Facility Documents.

         3.5 The Facility Documents are the Borrower's legal, valid and binding obligations, enforceable against the Borrower in accordance with their respective terms.

         3.6 The available balance sheets, statements of income and changes in financial condition of the Borrower and the Borrower's subsidiaries as of the Borrower's most recently completed fiscal year and quarter, fairly present the Borrower's financial condition and results of operations for the period then ended and are in accordance with generally accepted accounting principles consistently applied, and copies of such statements, together with the most recent opinion with respect to such statements of an independent public accounting firm, have been provided to the Lender, and since such date there has been no material adverse change in such financial condition, operations or business prospects.

        3.7 There is no pending or threatened action or proceeding affecting the Borrower or any of the Borrower's subsidiaries before any court, governmental agency or arbitrator, that may materially and adversely affect the financial condition, operations or business prospects of the Borrower or any of the Borrower's subsidiaries.

        3.8 At any time any Advance is made or shall be outstanding, the Collateral Value of the items of Collateral related to such Advance shall be as set forth in the Notice of Advance. To the extent that a deficiency in Collateral Value exists, the Borrower shall promptly cure any such deficiency by delivering cash, securities or other additional Collateral acceptable to the Lender.

        3.9 The Borrower is duly licensed, qualified and in good standing in every state in which the Borrower transacts business.

        3.10 The Facility Documents are not entered into in contemplation of insolvency or with any intent to hinder, delay or defraud any of the Borrower's creditors.

4. CONDITIONS PRECEDENT.

        4.1 Initial Advance. As conditions precedent to the making of the initial Advance, the Lender shall have received on or before the day of such Advance the following, in form and substance satisfactory to the Lender and duly executed by the Borrower.

                 4.1.1   The Facility Documents.

                 4.1.2 Evidence that all other actions necessary or, in the sole discretion of the Lender, desirable to perfect and protect the security interests and liens created by the Pledge Agreement have been taken.

                 4.1.3 A certified copy of the Borrower's corporate resolutions approving the Facility Documents and borrowings thereunder (either specifically or by general resolution approving borrowings of the type described in the Facility Documents), and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Facility Documents.

        4.1.4 A certificate of the Borrower's Corporate Secretary or Assistant Secretary certifying the names, true signatures and titles of the Borrower's officers duly authorized to request Advances and to sign the Facility Documents and the other documents to be delivered thereunder.

        4.1.5 A favorable opinion of the Borrower's counsel, which may be internal counsel, as to such matters as the Lender may reasonably request.

        4.1.6   All the documents set forth in paragraph 4.2 below.

4.2 Additional Advances. As conditions precedent to making Advances subsequent to the initial Advance hereunder, (1) the requested Advance, together with the outstanding principal balance of all prior Advances, shall not exceed the Maximum Loan Amount and (2) the Lender shall have received on or before the day of such Advance the following, in form and substance satisfactory to the Lender and duly executed:

        4.2.1   A Notice of Advance and the related Collateral Receipt;

        4.2.2 If the Collateral is subject to a security interest or lien immediately prior to the Advance, a letter from the holder of such security interest or lien releasing the Collateral from such security interest or lien upon receipt of a stated sum that is less than or equal to the related Advance;

        4.2.3 If the Collateral consists of Agency Mortgage Loans, either (A) an assignment by the Borrower to Nomura Securities International, Inc. ("NSI") of the related Purchase Commitment, in form and substance acceptable to the Lender in its sole discretion, or (B) evidence that the Borrower has instructed the relevant Agency to pay the purchase price for such Agency Mortgage Loans under the related Purchase Commitment directly to the Lender or its designee, unless otherwise agreed by the Lender;

        4.2.4 If the Collateral consists of Nonagency Mortgage Loans, evidence that such Nonagency Mortgage Loans are covered by pool insurance and a pool insurance certificate (not a commitment to insure) issued by a Pool Insurer, in form and substance and for such amounts acceptable to the Lender in its sole discretion, unless otherwise agreed by the Lender or, if the Nonagency Mortgage Loans are intended to back mortgage-backed securities issued by Borrower, a subsidiary or affiliate of the Borrower or trust created by any of the foregoing, the delivery of such Nonagency Mortgage Loans will constitute a representation of the Borrower that such Nonagency Mortgage Loans are the type and quality usually included in a securitized pool consisting of such assets which would be eligible for credit enhancement by Financial Security Assurance (or such other insurer acceptable to the Lender) and which would expect to issue a security which would be rated in the highest generic rating category by a nationally recognized statistical rating agency; and

         4.2.5   Such other documents as the Lender may reasonably request.

5. Term. The term of the Financing Facility shall commence as of the date of this Agreement and shall terminate upon notice from the Lender or the Borrower. Termination shall not affect the Borrower's obligations with respect to any Advances outstanding at the time of such termination or shall not be effective with respect to any Advances made prior to the Lender's receipt of notice thereof. The Borrower's obligation to indemnify the Lender pursuant to this Agreement shall survive the termination hereof.

6. Indemnification. The Borrower shall indemnify and hold harmless the Lender from and against all reasonable losses, costs, expenses and other liabilities, including without limitation fees and expenses of counsel, that the Lender may sustain in the enforcement of its rights hereunder.

7. Notices. Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid, and return receipt requested, (c) sent by express courier delivery service and received by the party to whom it is sent or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing given by means of (a),
(b) or (c).

8. Miscellaneous. All rights and obligations hereunder of the Lender, but not the Borrower, are assignable. No supplement, modification, waiver or termination of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Agreement and the Facility Documents constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements. This Agreement shall be construed in accordance with, and governed by, the law of the State of New York, without giving effect to the conflict of law principles thereof. The Borrower hereby waives trial by jury and hereby irrevocably consents to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, arising out of or relating to the Facility Documents in any action or proceeding. The Borrower hereby submits and waives any objection that the Borrower may have to personal jurisdiction and venue in the courts of the State of New York and United States District Court for the Southern District of New York, over any disputes arising out of or relating to and transaction hereunder.

9. Joint and Several. The joint and several obligations of each Borrower hereunder is absolute, unconditional, irrevocable, present and continuing and, with respect to any payment to be made to Lender, is a guaranty of payment (and not of collectability) and is in no way conditional or contingent upon the continued existence of the other Borrower and is not and will not be subject to any setoffs. Any notice or other communication provided to one Borrower pursuant hereto shall be deemed to have been given to both Borrowers and failure to be sent any notice or communication contemplated hereby shall not relieve a Borrower from its joint and several liability for the obligations of the other Borrower hereunder.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                        NOMURA ASSET CAPITAL CORPORATION

                                        By: /s/ James K. Lieblich
                                           ------------------------------
                                        Name:  James K. Lieblich
                                        Title: Director


Sworn to before me
this 16th day of March, 1994


/s/ James Klee Finkel
- - ----------------------------
Notary Public


                                        FIRST FINANCIAL CARIBBEAN CORPORATION

                                        By: /s/ Alfredo Casals
                                            -------------------------------
                                        Name:   Alfredo Casals
                                        Title:  Assistant to Chairman & CEO

Affidavit No. 32155


         Sworn to and subscribed to before me in San Juan, Puerto Rico on the 15 day of March, 1994, by the following person personally known to me, personally, of legal age, married, business executive and a resident of San Juan, Puerto Rico, in his capacity as above stated of First Financial Caribbean Corporation.


                                              --------------------------------
                                              Notary Public

                                        DORAL MORTGAGE CORPORATION

                                        By: /s/ Nancy Hernandez
                                            -------------------------
                                        Name:   Nancy Hernandez
                                        Title:  President

Affidavit No. 32159

         Sworn to and subscribed to before me in San Juan, Puerto Rico on the 15 day of March, 1994, by the following person personally known to me, personally, of legal age, married, business executive and a resident of San Juan, Puerto Rico, in his capacity as President of Doral Mortgage Corporation.



                                             ---------------------------------
                                             Notary Public

                        NOTICE OF ADVANCE NO. _________


Nomura Asset Capital Corporation
2 World Financial Plaza
Building B, 21st Floor
New York, New York 10281
Attention: James K. Lieblich
Facsimile (212) 667-1044

 RE: Agency/Nonagency __________Identification/Pool # __________
     Security Rate _________ % Maturity:___________________


         Pursuant to the Financing Facility Agreement, dated ________, 199_, between Nomura Asset Capital Corporation (the "Lender") and the undersigned (as amended from time to time, the "Facility Agreement"), the undersigned hereby gives notice of its election to borrow from the Lender an Advance and, in connection therewith, sets forth below the following information (each capitalized term used herein shall have the meaning specified therefor in the Facility Agreement):

         1. The aggregate unpaid principal of the Mortgage Loans is $_______________.

         2.      The principal amount of this Advance is $________________.

         3.      The Quoted Rate for this Advance is _____% per annum.

         4.      The beginning Business Day of this Advance is _______________,
                 199__.

         5.      The Maturity Date of this Advance is ______________, 199__.

         6. The Collateral Value of the items of Collateral shall be _________%.

         7. If applicable, the aggregate principal amount of the Mortgage Loans that are secured by second or third liens on the related mortgage property is $____________, which represents __________% of the Mortgage Loans.

         The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto: (a) each of the representations and warranties contained in the Facility Agreement and the Pledge Agreement are true and correct in all material respects, (b) no Default or Event of Default (as such terms are defined in the Pledge Agreement) has occurred and is continuing, (c) if applicable, the undersigned has, coincident or prior to this Notice of Advance, delivered and validly assigned genuine and enforceable Purchase Commitments to NSI for Agency Mortgage Loans or an Agency Security or to the Lender for Nonagency Mortgage Loans, each in an aggregate amount equal to the Face Value of the Pool, and (d) Customer has satisfied all of the conditions precedent in Section 4 of the Facility Agreement.

         The Advance made pursuant hereto shall be made in connection with the items of Collateral described in the Collateral Receipt No. __________, dated _______________, 199__.

                                       ____________________________, as Customer

                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                                       Date:__________________, 199__